SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 6, 2003

WEBB INTERACTIVE SERVICES, INC.

(Exact name of registrant as specified in its charter)

Colorado	0-28462	84-1293864
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1899 Wynkoop, Suite 600, Denver, CO	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 296-9200

N/A

(Former name or former address, if changed since last report)

Item 7.	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits:

99.1	Webb Interactive Services, Inc.’s news release dated August 6, 2003 containing its financial results for the quarter ended June 30, 2003.

Item 12.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 6, 2003, Webb Interactive Services, Inc. issued a news release containing its financial results for the second quarter ended June 30, 2003. The news release is attached as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	August 7, 2003	WEBB INTERACTIVE SERVICES, INC.

		By:	/s/ LINDLEY S. BRANSON
Lindley S. Branson
			Its:	Vice-President/General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Webb Interactive Services, Inc.’s news release dated August 6, 2003 containing its financial results for the quarter ended June 30, 2003.

2